LESAKA

Q4 and FY25

Results Presentation

September 11, 2025



Safe harbor statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's annual report on Form 10-K for the year ended June 30, 2024 and in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2025 on file with the Securities and Exchange Commission, and other factors which may not be known to us. These risks also include, without limitation, the risk that our unaudited preliminary results may differ from our actual results, the timely completion of the restatement and the restated filings, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission (SEC) of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, whether the Company's re-evaluation of its accounting on an agency versus principal basis related to other agreements will result in the restatement of revenue and costs associated with these other agreements in the quarterly reports or for other fiscal periods, uncertainties around the effectiveness of the Company's internal control over financial reporting and the effectiveness of the Company's disclosure controls and procedures, potential legal or regulatory action related to the restatement, and the potential impact on the Company's business and any market reaction to any announcements regarding any of the foregoing.

Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

As a domestic filer in the US, we report results in US dollars, under US GAAP, as evident in our 10-K and 10-Q filings. It is important to note that our operational currency is South African Rand and as such we analyze our performance in South African Rand. Our results reported in US dollars can be significantly affected by the currency fluctuations between the US dollar and the South African Rand and thus we refer investors to results reported in ZAR in analyzing the company's performance.

Restatement of Interim Fiscal 2025 Financial Results

As previously disclosed, the Audit Committee of the Board of Directors (the "Audit Committee") of, following consultation with the Company's management and KPMG, Inc., the Company's independent registered public accounting firm, concluded that the Company's unaudited condensed consolidated financial statements for the quarters then ended, respectively, included in the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively (the "Quarterly Reports"), should be restated, and that such unaudited condensed financial statements should no longer be relied upon, due to the Company's re-evaluation of the classification of certain revenue that has been reported as an agent rather than as principal, and related cost of goods sold. The Company anticipates that the restatement will have no impact on its reported operating income (loss), net loss or loss per share or the Company's net cash flows or liquidity. The restatement is expected to result in an increase in Company revenue, with the increase in in revenue expected to be offset by a corresponding increase in its cost of goods sold, IT processing, servicing and support. The financial information presented in this presentation has been prepared on a basis consistent with the Company's restated results.

The Company withdraws its previously provided FY2026 revenue guidance, which has been withdrawn in light of the restatement.

Important Note Regarding Preliminary, Unaudited Financial Results

The financial results in this presentation are preliminary estimates. We are in the process of finalizing our financial statements for the fiscal year ended June 30, 2025, and our actual results remain subject to completion of those financial statements and their audit by our independent registered public accounting firm. These preliminary estimates are based on information available to management as of the date of this presentation and certain related assumptions, which could prove incorrect. Our actual, reported results of operations could differ based on completion of our year end closing procedures, final adjustments and developments that may arise prior to completion of our annual financial statements, and adjustments arising from the audit by our independent registered public accounting firm. You should carefully review our audited, consolidated financial statements for the fiscal year ended June 30, 2025 when they become available.

Audited results will be included in the Company's filing of its 10-K for the year ended June 30, 2025.

Abridged Income Statement for the year

For the year ended June 30	ZAR'000 FY25	FY24	% Growth	FY23	USD'000 FY25	FY24	% Growth	FY23
Average exchange rate for conversion from ZAR to $	17.90	18.68	(4%)	17.94	17.90	18.68	(4%)	17.94
Operating income/(loss)	(480 905)	67 255	(815%)	(275 324)	(27 100)	3 590	(855%)	(15 347)
Change in fair value in equity securities	(1 089 871)	-	n/m	-	(59 828)	-	n/m	-
Reversal of (allowance) of EMI doubtful debt	-	4 741	(100%)	-	-	250	(100%)	(205)
Net (loss)/ gain on disposal of equity-accounted investments	(2 886)	-	n/m	(3 678)	(161)	-	n/m	-
Interest income	47 108	42 896	10%	33 243	2 596	2 294	13%	1 853
Interest expense	(389 882)	(354 048)	10%	(333 092)	(21 453)	(18 932)	13%	(18 567)
(Loss)/Income before income taxes benefit (expense)	(1 916 436)	(239 156)	701%	(578 851)	(105 946)	(12 798)	728%	(32 266)
Income tax benefit/(expense)	328 347	(62 616)	(624%)	41 423	18 198	(3 363)	(641%)	2 309
Net income/(loss) before equity-accounted investments	(1 588 089)	(301 772)	426%	(537 428)	(87 748)	(16 161)	443%	(29 957)
Income/(loss) from equity-accounted investments	2 035	(24 298)	(108%)	(91 799)	114	(1 279)	(109%)	(5 117)
Net loss	(1 586 054)	(326 070)	386%	(629 227)	(87 634)	(17 440)	402%	(35 074)
(Add) less net (loss) income attributable to non-controlling interest	2 307	-	n/m	-	130	-	n/m	-
Net loss attributable to the company	(1 583 747)	(326 070)	386%	(629 227)	(87 504)	(17 440)	402%	(35 074)

Earnings/(loss) per share	ZAR	ZAR	% Growth	ZAR	USD	USD	% Growth	USD
Basic earnings (loss) per share attributable to Lesaka shareholders	(19.49)	(5.07)	284%	(9.89)	(1.14)	(0.27)	322%	(0.56)
Diluted earnings (loss) per share attributable to shareholders	(20.41)	(5.07)	302%	(9.89)	(1.14)	(0.27)	322%	(0.56)
Adjusted earnings (loss) per share attributable to shareholders[1]	2.29	0.80	187%	(2.51)	0.13	0.04	190%	(0.14)

1 Adjusted earnings (loss) per share is a non-GAAP measure Refer to Appendix for a full reconciliation of non-GAAP measures

Abridged Income Statement the quarter

	ZAR'000				USD'000			
For the quarter ended June 30	**FY25 Q4**	FY24 Q4	% Growth	FY23 Q4	**FY25 Q4**	FY24 Q4	% Growth	FY23 Q4
Average exchange rate for conversion from ZAR to $	*17.87*	*18.47*	(3%)	*18.74*	*17.87*	*18.47*	(3%)	*18.74*
Operating income/(loss)	**(505 792)**	5 626	(9 090%)	(124 276)	**(28 401)**	295	(9 727%)	(6 631)
Change in fair value in equity securities	**(101 377)**	-	n/m	-	**(5 676)**	-	n/m	-
Reversal of (allowance) of EMI doubtful debt	**-**	-	n/m	-	**-**	-	n/m	-
Net (loss)/ gain on disposal of equity-accounted investments	**-**	-	n/m	(225)	**-**	-	n/m	(12)
Interest income	**11 761**	13 587	(13%)	10 945	**644**	732	(12%)	584
Interest expense	**(82 051)**	(85 786)	(4%)	(96 687)	**(4 470)**	(4 620)	(3%)	(5 159)
(Loss)/income before income taxes benefit (expense)	**(677 459)**	(66 573)	918%	(210 243)	**(37 903)**	(3 593)	955%	(11 218)
Income tax benefit/(expense)	**159 145**	(27 371)	(681%)	34 560	**8 930**	(1 482)	(703%)	1 844
Net income/(loss) before equity-accounted investments	**(518 314)**	(93 944)	452%	(175 683)	**(28 973)**	(5 075)	471%	(9 374)
Income/(loss) from equity-accounted investments	**449**	743	(40%)	(47 509)	**25**	40	(38%)	(2 535)
Net loss	**(517 865)**	(93 201)	456%	(223 192)	**(28 948)**	(5 035)	475%	(11 909)
(Add) less net (loss) income attributable to non-controlling interest	**3 172**	-	n/m	-	**178**	-	n/m	-
Net loss attributable to the company	**(514 693)**	(93 201)	452%	(223 192)	**(28 770)**	(5 035)	471%	(11 909)

Earnings/(loss) per share	**ZAR**	ZAR	% Growth	ZAR	**USD**	USD	% Growth	USD
Basic earnings (loss) per share attributable to Lesaka shareholders	**(6.33)**	(1.44)	338%	(3.50)	**(0.35)**	(0.08)	338%	(0.19)
Diluted earnings (loss) per share attributable to shareholders	**(6.25)**	(1.48)	323%	(2.96)	**(0.35)**	(0.08)	338%	(0.19)
Adjusted earnings (loss) per share attributable to shareholders[1]	**0.99**	0.32	211%	(0,74)	**0.05**	0.02	161%	(0,04)

1 Adjusted earnings (loss) per share is a non-GAAP measure. Refer to Appendix for a full reconciliation of non-GAAP measures.

Agenda

Opening Remarks on FY25	Ali Mazanderani
Key Financial Highlights	Dan Smith
Merchant Division	Steven Heilbron
Consumer Division	Lincoln Mali
Enterprise Division	Naeem Kola
Bank Zero Transaction, Operational Update & FY26 Guidance	Ali Mazanderani

FY25 demonstrated strong financial performance

Financial period Ended June 30	FY24	FY25	Growth	FY25 Guidance
Net Revenue[1]	R3.8 billion	R5.3 billion	▲ 38%	✓ R5.2 billion to R5.6 billion
Group Adjusted EBITDA[1]	R691 million	R922 million	▲ 33%	✓ R900 million to R1 billion
Adjusted earnings[1]	R51 million	R186 million	▲ 263%	
Adjusted earnings per share[1]	R0.80	R2.29	▲ 187%	
Net debt / Group Adjusted EBITDA[2] *(Last-twelve months actual EBITDA)*	2.5 times	2.9 times	▲ 16%	FY25 **2.2 times** *(Q4 EBITDA annualized)* Target **< 2 times**

"R" = South African Rands. ZAR.

1. Group Adjusted EBITDA, Net Revenue, Adjusted earnings and Adjusted earnings per share are non-GAAP measures. Refer to Appendix for a reconciliation of non-GAAP measures. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. However, as a result of the restatement, we are unable to provide GAAP revenue on a historical basis and are therefore unable to provide a reconciliation of net revenue to GAAP revenue. The restatement is expected to result in an increase in GAAP revenue, with any increase in GAAP revenue expected to be offset by a corresponding increase in the cost of Pinned Airtime sold by us, resulting in no change to net revenue.

2. Net Debt to Group Adjusted EBITDA ratio is a non-GAAP measure, calculated as net debt at quarter end divided by Group Adjusted EBITDA (based on the last-twelve months (LTM) actual Group Adjusted EBITDA). Refer to calculation on slide 18.

FY25 has been a transformative year

FY24

- Acquired **Adumo** (R1.7bn), scaling Merchant division into a multiproduct fintech platform across Southern Africa
- Acquired **Recharger** (R507m), opening a critical new utilities vertical in Enterprise division
- Announced acquisition of **Bank Zero** (R1.1bn), adding full banking capabilities to fintech offering
- Exited non-core asset **MobiKwik** (R290m), using proceeds to reduce gross debt
- **Refinanced** our existing **debt facilities** and expanded our banking relationships to include both RMB and Investec
- Augmented our **executive team**, implemented our **employee share ownership plan,** launched **graduate recruitment** program
- Stakeholder engagement: **Association of South African Payment Providers** (Jan 2025), first **Investor Day** (March 2025)
- Expanded Consumer division with stronger distribution reach and an enhanced product suite
- Reorganized Merchant, Enterprise, and Group teams to align focus on core products and strategy

FY25


THE FUTURE OF
FUEL RETAILING

FY25 Net Revenue and Group Adjusted EBITDA


FY25 Net Revenue
YoY growth
R3 845 m
R2 049 m
R1 295 m
R719 m
R5 291 m
R2 995 m
R1 744 m
R651 m
38% YoY
46% YoY
35% YoY
(9%) YoY
FY24
FY25


FY25 Group Adjusted EBITDA
YoY growth
R691 m
R545 m
R237 m
R55 m
R922 m
R657 m
R435 m
R24 m
33% YoY
20% YoY
83% YoY
(57%) YoY
FY24
FY25

• Lesaka • Merchant • Consumer • Enterprise • Intercompany eliminations • Group costs


easypay
CATEGORY
PRODUCTS

Key Financial Highlights

Key developments for FY25 Q4

1 Strong financial performance	Positive earnings contributions across all three divisions
2 Standout Consumer performance	Continued strong top-line and bottom-line growth in Consumer division
3 Unifying our Merchant division	Consolidating our brands under a single Lesaka identity
4 Momentum in Enterprise division	Execution of our realignment strategy to build a leading enterprise business
5 Exit of MobiKwik stake	Non-core asset sold with proceeds used to reduce gearing
6 Continued Balance Sheet optimization	Merchant loan book refinanced - facility upsized to ZAR 400m and cost of funding reduced by 75 basis points

FY25 Q4 demonstrated strong growth in financial performance

Financial period Ended June 30	FY24 Q4	FY25 Q4	Growth
Net Revenue[1]	R1.0 billion	R1.5 billion	▲ 47%
Group Adjusted EBITDA	R190 million	R306 million	▲ 61%
Adjusted earnings	R21 million	R80 million	▲ 292%
Adjusted earnings per share	R0.32	R0.99	▲ 211%
Net debt / Group Adjusted EBITDA[1]	2.5 times	2.9 times	▲ 16%

FY25 **2.2 times**
(Q4 EBITDA annualized)
Target **< 2 times**

"R" = South African Rands. ZAR.
Last-twelve months actual EBITDA

FY25 Q4 Net Revenue and Group Adjusted EBITDA

FY25 Q4 Net Revenue


YoY growth
R1 016 m
R545 m
R353 m
R228 m
FY24 Q4
R1 499 m
R812 m
R510 m
R190 m
FY25 Q4
47% YoY
49% YoY
44% YoY
(17%) YoY

FY25 Q4 Group Adjusted EBITDA

FY25 Q4 Group Adjusted EBITDA includes ZAR11.1 m of reorganization costs


YoY growth
R190 m
R136 m
R79 m
R9 m
FY24 Q4
R306 m
R187 m
R162 m
R15 m
FY25 Q4
61% YoY
37% YoY
106% YoY
66% YoY

● Intercompany eliminations ● Lesaka ● Merchant ● Consumer ● Enterprise ● Group costs

1. Net Revenue is a non-GAAP measure. Refer to Appendix for reconciliation of non-GAAP measures.

Financial impact of a transformative year

ZAR'000	FY25 Q4	FY24 Q4
Average exchange rate for conversion from ZAR to $	17.87	18.47
Group Adjusted EBITDA	**305 579**	190 357
Once-off items	**(238 974)**	(31 047)
Stock-based compensation charges	**(37 157)**	(41 912)
Depreciation & amortization	**(55 045)**	(47 271)
PPA amortization	**(141 588)**	(67 891)
Interest adjustment	**(5 056)**	-
Impairment loss	**(334 929)**	-
Unrealized Loss FV for currency adjustments	**1 377**	3 390
Operating income (loss)	**(505 792)**	5 626
Interest income	**11 761**	13 587
Interest expense	**(82 051)**	(85 786)
Reversal of (allowance) of EMI doubtful debt	**-**	-
Loss on disposal of equity-accounted investment	**-**	-
Gain related to fair value adjustment to currency options	**-**	-
Gain on disposal of equity securities	**-**	-
Change in fair value of equity securities	**(101 377)**	-
(Loss)/income before income taxes benefit (expense)	**(677 459)**	(66 573)
Income tax benefit/(expense)	**159 145**	(27 371)
Net income/(loss) before equity-accounted investments	**(518 314)**	(93 944)
Income/(loss) from equity-accounted investments	**449**	743
Net loss	**(517 865)**	(93 201)
(Add) less net (loss) income attributable to non-controlling interest	**3 172**	-
Net loss attributable to the company	**(514 693)**	(93 201)

Once-off items

- ZAR 225m post combination compensation charges related to Recharger acquisition
- Transaction costs related to Adumo, Recharger and Bank Zero acquisitions

PPA amortization

- Includes ZAR 46m additional PPA amortization of intangible assets (brand names) in unifying our Merchant division

Non-cash goodwill impairments

- Goodwill, in aggregate, for each acquisition made has increased relative to assessment at time of acquisition
- However, some individual CGUs were required to be impaired with no equivalency of recognizing "additional" goodwill in other CGUs

MobiKwik

- Sold in June 2025, net proceeds of ZAR 290m utilized to reduce debt
- Loss of ZAR 101m compared to carrying value at FY25 Q3

Reversal of deferred tax allowance

- Benefit arising from the reversal of deferred tax valuation allowance of ZAR 210m, relating to improved profitability in our consumer lending entity.

Adjusted earnings per share

Continued growth momentum

Adjusted earnings per share for the quarter


211% YoY
(R0.74)
R 0.32
R 0.99
FY23 Q4
FY24 Q4
FY25 Q4

Adjusted earnings per share for the year


187% YoY
(R2.51)
R 0.80
R 2.29
FY23
FY24
FY25

Continued momentum in growing our operating cash flows | Group Leverage Ratio

Investing in growth - with a path to reduced gearing

Summary Group cash flow (ZARm)	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4
Cash generated from business operations[1]	196	269	277	**378**
Cash (utilized) generated in working capital[2]	(193)	(81)	156	**(42)**
Movement in loan book funding	(28)	(149)	(217)	**(230)**
Cash generated (utilized) from operations after loan book funding	(25)	39	216	**106**
Bulk ADP purchases (funded from short-term facilities)	9	(69)	41	**(34)**
Tax refunds (paid)	1	(58)	(9)	**(49)**
Cash provided by (used in) operating activities	**(15)**	**(88)**	**248**	**23**
Interest paid	(58)	(76)	(52)	**(139)**
Net cash provided by (used in) operating activities	**(73)**	**(164)**	**196**	**(116)**

- Cash generated from business operations of ZAR 378m reflects underlying business growth in FY25 Q4
- Cash utilized in working capital of ZAR 42m primarily due to increase inventory held
- Net loan originations sustained its growth trajectory, with Consumer and Merchant loan books requiring ZAR 230m funding
- Bulk ADP purchases increased to ZAR 34m with Kazang increase in net investment in inventory
- Tax paid of ZAR 49m comprises provisional tax for the financial year
- Interest paid on bank borrowings reflects a 4-month charge due to payment of an additional month from FY25 Q3
- Net cash of R116m utilised in operating activities

Net debt position (ZARm)	FY24 Q4	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4
Debt	(2 773)	(2 722)	(3 762)	(4 005)	**(3 999)**
Cash on hand[1]	1 074	854	1 142	1 303	**1 359**
Listed securities held for sale	N/A	N/A	802	406	**-**
Net debt position	(1 699)	(1 868)	(1 819)	(2 296)	**(2 641)**
Group Adjusted EBITDA (last-twelve months actual)	691	710	754	807	**922**
Net debt to Group Adjusted EBITDA ratio	**2.5x**	**2.6x**	**2.4x**	**2.8x**	**2.9x**

2.2x **Net debt to EBITDA ratio**
(Q4 EBITDA annualized)

vs.

<2.0x **Medium term target**

1. *Operating cash flow before working capital related items, movement in loan book funding, bulk airtime purchases, tax paid and interest paid.*
2. *Working capital includes accounts receivable, accounts payable, vendor wallets, settlement balances and inventory.*

Capital expenditures – investing for growth

ZAR m	FY24	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4	FY25
Capex	(242)	(73)	(120)	(83)	(103)	**(378)**
Group Adjusted EBITDA	691	168	212	237	306	**922**
Capex % of Group Adjusted EBITDA	**35%**	**43%**	**57%**	**35%**	**34%**	**41%**


R73 m
R44 m
R29 m
R120 m
R63 m
R57 m
R83 m
R52 m
R31 m
R103 m
R70 m
R33 m
FY25 Q1
FY25 Q2
FY25 Q3
FY25 Q4
Maintenance
Growth

Growth capex primarily driven by:

- **ZAR 34 m | Cash vaults**
  - Continued expansion of Smart Safe product
- **ZAR 20m | Capitalised development costs**
  - Enhancement of Kazang software platforms/systems
  - Development of Enterprise Payment Switch and ADP hosting platform
- **ZAR 5m | Merchant acquiring devices**
  - POS device expansion across Kazang & Adumo

Maintenance capex primarily driven by:

- **ZAR 8m** | POS devices across Kazang & Adumo
- **ZAR 6m** | Cash vaults
- **ZAR 3m** | Computer software

Capex includes intangible assets related to software development costs.

Lesaka


TO START YOUR ORDER
café
MOD

Merchant Division

Key developments for FY25 Q4

1 Scale and product augmentation	The Adumo acquisition enhances our bundled fintech offering & reinforces Lesaka's strategic position as the leading consolidator in Southern Africa
2 Integration, optimization, and brand consolidation	Unifying our brands under Lesaka to optimize solutions, streamline distribution, and drive cross-sell and platform efficiency
3 Cross-sell momentum	Early success in cross-selling across our ecosystem-cash, lending, and acquiring integrated into GAAP software and merchant base
4 Expansion into the licensed tavern market	Strategic push into the licensed tavern market, a vibrant and underserved segment. Fully integrated tavern base enables strategic growth in an underserved market, with expanded product and credit offerings as these merchants manage their working capital cycles

Merchant Division - FY25 Q4 KPI's

Merchant Net Revenue
FY25 Q4: **R811 million** ▲ 49% YoY
FY25: **R2,995 million** ▲ 46% YoY

Merchant EBITDA
FY25 Q4: **R187 million** ▲ 37% YoY
FY25: **R657 million** ▲ 20% YoY

Core products

Merchant acquiring[1]


Points of presence[1]
44 935
51 880
84 541
FY23 Q4
FY24 Q4
FY25 Q4
Throughput
R 12.0bn
R 15.6bn
R 35.5bn
FY23
FY24
FY25
R 3.4bn
R 4.1bn
R 10.0bn
FY23 Q4
FY24 Q4
FY25 Q4

Software

GAAP sites in field
9 649, YoY ▲5%

ARPU[2]
R3 144

Recurring subscription revenue
YoY ▲8%

ARR
>80%

1. Points of presence is defined as all acquiring enabled point-of-sale devices and online based stores. Points of presence also includes payment lanes which may be non-acquiring enabled but earn revenue in a fixed fee model. All throughput volume are based on acquiring enabled by Lesaka only.
2. ARPU is calculated on a net revenue per site basis, as monthly figure based on a 3-month rolling average for the quarter ending June 30, 2025.

Merchant Division - FY25 Q4 KPI's

Merchant Net Revenue
FY25 Q4: **R811 million** ▲ 49% YoY
FY25: **R2,995 million** ▲ 46% YoY

Merchant EBITDA
FY25 Q4: **R187 million** ▲ 37% YoY
FY25: **R657 million** ▲ 20% YoY

Core products

- Cash
- Lending[1]



cash connect
adumo
capital connect
Devices
3% YoY
4 393
4 448
4 572
FY23 Q4
FY24 Q4
FY25 Q4
Throughput
2% YoY
R110.1bn
R112.6bn
R114.8bn
FY23
FY24
FY25
0.5% YoY
R26.9bn
R28.1bn
R28.3bn
FY23 Q4
FY24 Q4
FY25 Q4
Net loan book outstanding
R294m
R284m
R479m
FY23 Q4
FY24 Q4
FY25 Q4
Lending origination volume
R769m
R716m
R917m
FY23
FY24
FY25
R180m
R154m
R234m
FY23 Q4
FY24 Q4
FY25 Q4

1. Our lending solutions are offered to merchants through Capital Connect and Adumo Capital, a joint venture with Retail Capital, a division of Tyme Bank, for Merchant Cash Advance (MCA), with a 50:50 profit share. Amounts reflected above includes 100% of Adumo Capital's credit disbursed and net loan book.

Merchant Division - FY25 Q4 KPI's

Merchant Net Revenue
FY25 Q4: **R811 million** ▲ 49% YoY
FY25: **R2,995 million** ▲ 46% YoY

Merchant EBITDA
FY25 Q4: **R187 million** ▲ 37% YoY
FY25: **R657million** ▲ 20% YoY

ADP ARPU[1]
FY25 Q4: **R906**, ▲ 5% YoY
FY25: **R938**, ▲ 4% YoY

Core products

Alternative Digital Products ("ADP")

Prepaid solutions:
- Airtime
- Electricity
- Gaming

Supplier enabled payments:
- Supplier payments
- International money transfers
- Bill payments

Kazang



Devices
8% YoY
74 955
87 562
94 345
FY23 Q4
FY24 Q4
FY25 Q4
Throughput - Prepaid Solutions
6% YoY
R14.8bn
R18.1bn
R19.1bn
FY23
FY24
FY25
4% YoY
R4.0bn
R4.6bn
R4.8bn
FY23 Q4
FY24 Q4
FY25 Q4
Throughput - Supplier Enabled Payments
57% YoY
R12.8bn
R14.9bn
R23.4bn
FY23
FY24
FY25
38% YoY
R3.2bn
R4.5bn
R6.2bn
FY23 Q4
FY24 Q4
FY25 Q4

1. ARPU is calculated on a net revenue per device basis, as monthly figure based on a 3-month rolling average for the quarter ending June 30, 2025.


Banking
EasyPay Everywhere
Get your grants
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every month
Hi, Sibongile

Consumer Division

Key developments for FY25 Q4

1 Onboarding and Cross-Sell Engine	Launch of Bonngwe, our internal onboarding and digital CRM which allows for a 360-degree view of a consumer and all their product offerings. Substantially improving cross-sell
2 Addressing Customer Needs	Our improved lending proposition has been very well received, while contributing positively to a higher ARPU
3 Distribution Capabilities	Expansion of front-line teams and physical presence to have a wider footprint in the rural communities than ever before
4 Improvement to Digital Platforms	Rebuilt our USSD platform which has led to an exponential growth in transactions via USSD from our consumers, saving both time and money

South Africa remains underpenetrated with huge addressable opportunities

Consumer market

Continued acceleration of account capture in the grant recipient market

- Our unique distribution model and deep presence in rural and peri urban areas across South Africa addresses pain points for our customers
- Continued headwinds for Post Bank has resulted in large exodus of customers
- Gaining customers from Post Bank at a rate much larger than our organic market share and expecting continued growth over the medium term

Account capture


Big 4 Banks Account Growth:
17% YoY
5.3%
16.2%
Post Bank Account Growth
(45%) YoY
28.6%
12.1 million[1]
Permanent grant beneficiaries
30 June 2025
36.3%
Lesaka Account Growth
23% YoY
13.6%
Capitec Account Growth
19% YoY

Source

1. South African Social Security Agency ("SASSA") at June 30, 2025.

There are ~12m permanent grant beneficiaries in South Africa. In addition, ~9.0m people receive the R350 Social Relief of Distress (SRD) grant each month.

Lesaka has approximately 2.1 million active consumer customers at June 30, 2025, comprising 1.9 million grant beneficiaries (approximately 90% permanent grant beneficiaries and the balance SRD grant beneficiaries) and 0.2 million EasyPay Payouts cardholders. Lesaka's 13.6% market share represented above only accounts for Lesaka's permanent grant beneficiary base, approximately 1.7 million.

Consistent ARPU evolution driven by strong customer acquisition

Momentum in driving customer acquisition

Active Consumer:

Focuses on all revenue generating engagement of consumers over a 90-day period, which more accurately tracks our current and future monetization strategy for the division

Net EPE account activations[1]

For the quarter	For the year
+166 000	**+348 000**
FY25 Q4	FY25
(FY25 Q3 | + 68 000)	(FY24 + 235 000)
(FY24 Q4 | + 34 000)	(FY23 + 143 000)


Consumer ARPU[1]
R 69
R 68
R 70
R 71
R 73
R 74
R 76
R 76
R 78
R 79
R 83
R 85
▲ 23%
FY23 Q1
FY23 Q2
FY23 Q3
FY23 Q4
FY24 Q1
FY24 Q2
FY24 Q3
FY24 Q4
FY25 Q1
FY25 Q2
FY25 Q3
FY25 Q4
Consumer ARPU (per month)

Notes

1. Average revenue per consumer per month as of June 30, 2025.
Number of consumers includes active consumers, both permanent and non-permanent grant beneficiaries, given both are revenue generating. Previously ARPU only accounted for permanent grant beneficiaries.
Prior period disclosures have been adjusted (to include permanent and non-permanent grant beneficiaries) for comparability purposes. This approach better reflects the financial and operational performance of the division as well as the revenue-generating engagement of our entire consumer base. Number of consumer in calculating ARPU excludes EasyPay Payout cardholders given that this category follows a different monetisation model

Consumer Division - FY25 Q4 KPI's

Consumer Revenue
FY25 Q4: **R510 million** ▲ 44% YoY
FY25: **R1,744 million** ▲ 35% YoY

Consumer EBITDA
FY25 Q4: **R162million** ▲ 106% YoY
FY25: **R435 million** ▲ 83% YoY

Core products

- Transactional accounts
- Lending
- Insurance

Consumer Base



23% YoY
0.2m
1.3m
1.5m
1.9m
FY23 Q4
FY24 Q4
FY25 Q4
Active Consumers
EasyPay Payout Cardholders

40% of Permanent Grant Beneficiaries are Lending Customers as at FY25 Q4

34% of Permanent Grant Beneficiaries are Insurance Customers as at FY25 Q4

Gross Loan Book Outstanding



82% YoY
R415m
R548m
R996m
FY23 Q4
FY24 Q4
FY25 Q4

Loss ratio per year approximately 6%

Lending Origination Volume



48% YoY
R1 306m
R1 686m
R2 500m
FY23
FY24
FY25



66% YoY
R358m
R470m
R780m
FY23 Q4
FY24 Q4
FY25 Q4

Active policies on book



28% YoY
335k
439k
564k
FY23 Q4
FY24 Q4
FY25 Q4

Gross Written Premium



38% YoY
R229m
R294m
R404m
FY23
FY24
FY25



41% YoY
R60m
R81m
R114m
FY23 Q4
FY24 Q4
FY25 Q4


kWh
WATTHOUR METER
CLASS 2.0
TYPE FA33 M
1200 rev/kWh
2006
220 V
5(15) A
50 Hz

Enterprise

Key developments for FY25 Q4

1 Channel expansion (ADP)	Went live with Standard Bank, Nedbank and Shoprite to provide ADP solutions to gain further market share
2 Inorganic strategy (Utilities)	Completed the acquisition of Recharger and progressed migration of meter hosting infrastructure into Enterprise technologies
3 Technology update (Payments)	Begun migration of merchant acquiring volumes being processed within Enterprise, away from third-party providers. Full volume migration expected to complete in Q1 FY26
4 Business organization	Completed the shut-down of legacy business units, focusing Enterprise onto core product offering, **with 3 product sub-segments: ADP, Utilities, Payments** One-off reorganization impact of ZAR 17m this quarter

Alternative Digital Products ("ADP") overview

Upstream	Enterprise	Downstream
The products we sell…		**…the Enterprises we sell into**
Prepaid Solutions (includes Airtime, Gaming and Electricity) Revenue model: % of volume processed	**~150** Prepaid Content Providers	**Banking channels**: Standard Bank, Old Mutual, Nedbank, FNB, Capitec, Investec, Discovery Bank
Bill payments Revenue model: Fixed fee per transaction	**~620** Bill Payment Billers	**Retail channels**: Pepkor, Woolworths, Pick n Pay, Shoprite, bp
• ~60% Net Revenue contribution • Low margin, wholesale model		**Fintech channels**: mukuru, electrum, Kazang, flash

Our network effects create a force multiplier to reach new customers through the downstream enterprises we sell to which in turn improves the economics of the upstream enterprises we partner with

Utilities overview

Enterprise → Distributors → Customers

Enterprise

The products we sell…

Electricity voucher generation
Revenue model: % of volume processed

Prepaid utility hardware
Revenue model: unit sales

- ~35% Net Revenue contribution
- Higher margin offering

Distributors

The enterprises we sell into…

Retail Channels

takealot · builders · BUCO · mica · ACDC Express · KIT KAT Cash and Carry

Customers

The customers who use our products

Private landlords
Property managers



Electricity purchased from Lesaka ADP Channel

Our utilities vertical is a turnkey infrastructure provider of prepaid utilities generating a predominately recurring, transaction-based revenue stream

Enterprise Division – FY25 Q4 KPI's

Enterprise Net Revenue
FY25 Q4: **R190 million** (17%) YoY
FY25: **R651 million** (9%) YoY

Enterprise EBITDA
FY25 Q4: **R15 million** ▲ 66% YoY
FY25: **R24 million** (57%) YoY

FY25 Q4 Group Adjusted EBITDA Includes R8 m of reorganization costs

Core products

- ADP
- Utilities
- Payments


Throughput - ADP
6% YoY
R 35.1bn
R 38.5bn
R 40.7bn
FY23
FY24
FY25
6% YoY
R 8.5m
R 9.7m
R 10.3m
FY23 Q4
FY24 Q4
FY25 Q4
Throughput - Utilities
26% YoY
R 0.8bn
R 1.1bn
R 1.3bn
FY23
FY24
FY25
25% YoY
R216m
R283m
R352m
FY23 Q4
FY24 Q4
FY25 Q4

Development of proprietary payment solutions
to enable payment acceptance for the Group and external Enterprises

1. ADP Division includes only the sale of bill payments, airtime and prepaid electricity as part of product offering.
2. Utilities throughput represents total electricity vend by the Recharger business. Recharger was acquired on 3rd March 2025 and throughput shown combines historical performance pre-acquisition.

LESAKA

Bank Zero mutual bank

be the change

Bank with Zero fees.

Anytime. Anywhere.

Bank Zero Transaction

Introducing Bank Zero to the Lesaka platform

Bank Zero mutual bank
be the change

Bank Zero

- Launched in 2021 as South Africa's first app-only bank serving consumers and merchants at zero cost
- Founding team, including Michael Jordaan, former FNB CEO and Yatin Narsai, former FNB CEO of Retail Banking
- Fully digital onboarding experience, creating a low-cost disruptive offering
- High focus on fraud prevention, with zero fraud losses since launch


Le Patisserie Cafe
R126 750

Lesaka + Bank Zero mutual bank
be the change

Our combined opportunities

- Augment the Lesaka platform with banking products
- Accelerates Bank Zero's organic growth by leveraging Lesaka's distribution
- Broadens and improves the value proposition to both consumers and merchants
- Consolidates digital infrastructure into one scalable technology stack

Notes
Acquisition pending subject to regulatory approval by the Prudential Authority and the South African Reserve Bank and other customary closing conditions

Management team with extensive banking experience



Michael Jordaan

Chairman of Bank Zero

- Chairman and co-founder of Bank Zero
- Previously served as CEO of First National Bank (FNB) between 2004 – 2013
- Founded Montegray Capital, a VC firm focused on innovative and disruptive technology investments



Yatin Narsai

CEO of Bank Zero

- CEO and co-founder of Bank Zero
- Previously served as CEO of First National Bank (FNB) Retail Banking Division between 2004 – 2013
- Founding Executive of eBucks, South Africa's first bank-backed rewards program



Liné Wiid

CFO of Bank Zero

- CFO and co-founder of Bank Zero
- Previously served as CEO of First National Bank (FNB) Transactional Banking and Mass Market with over 19 years experience in various senior roles at the bank



Lézanne Human

Head of Compliance at Bank Zero

- Head of Compliance and co-founder of Bank Zero
- Previously led First National Bank (FNB) Premier Banking, Savings and Investment divisions
- Prior, was CEO of eBucks between 2004 - 2009

Notes
Acquisition pending subject to regulatory approval by the Prudential Authority and the South African Reserve Bank and other customary closing conditions

Strategic rationale to the Bank Zero transaction

Accelerating our core, expanding new revenue opportunities and strengthening the balance sheet

1 Improve existing value proposition	• Consolidate to a modern and proprietary core banking platform for consumers • Reduce third party dependencies • Review sponsorship banking fees • Access float revenue from combined deposit base
2 Augment and expand product offering	• Cross-sell banking offering to merchants • Provide alliance banking solutions to Enterprise clients • Subject to approval, launching FX products to open cross-border opportunities
3 Balance sheet optimization	• Finance growth in lending books through customer deposits, driving stronger lending unit economics • Reduction in the use of bank debt in the group's Consumer and Merchant Divisions could assist in deleveraging Lesaka's gross debt by more than ZAR 1.0 billion • This would lead to < 1x Net Debt / Group Adj. EBITDA, assuming successful consolidation

Notes

Acquisition pending subject to regulatory approval by the Prudential Authority and the South African Reserve Bank and other customary closing conditions


GAAP
PAYMENT SOLUTIONS
PURCHASE
Total Amount:
R90.00
Swipe / Insert / Tap Card

Operational Update

Evolving our business into FY26

People



Kagiso Khaole
CEO – Merchant



Roland Naidoo
COO – Merchant



Akash Dowra
Group Chief Strategy Officer

SpaceX
Uber
Samsung
MultiChoice
Standard Bank
Deloitte.
Discovery Bank
McKinsey & Company

Brand

Kazang
adumo
cash connect
card connect
gaap
Lesaka
easypay
Recharger
EasyPay Everywhere
PRISM
capital connect

Offices


JOHANNESBURG
1200+ Employees
DURBAN
450+ Employees
CAPE TOWN
420+ Employees



FY26 Guidance

FY26 Guidance

FY26 Guidance[1]

	FY25 Q1	FY26 Q1	YoY Growth
Net Revenue[2]	R1.1 bn	R1.50 bn – R1.65 bn	42% - 56%
Group Adjusted EBITDA	R168 m	R260 m – R300 m	55% - 78%

	FY25	FY26	YoY Growth
Net Revenue[2]	R5.3 bn	R6.4 bn – R6.9 bn	21% - 30%
Group Adjusted EBITDA	R922 m	R1.25 bn - R1.45 bn	36% - 57%
Adjusted EPS	R2.29	>R4.60	>100%

Net Income Attributable to Lesaka to be positive for FY26

FY26 guidance excludes the impact of the Bank Zero acquisition and any unannounced mergers and acquisitions that we may conclude

1. The Company withdraws its previously provided FY2026 revenue guidance, which has been withdrawn in light of the restatement.
2. Net Revenue eliminates the effect of changes in revenue mix between agency and principal sales of airtime.


LESAKA
Questions

Appendix



Segmental EBITDA analysis for the quarter

	ZAR				USD			
For the three months ended June 30	**FY25 Q4**	FY24 Q4	Growth %	FY23 Q4	**FY25 Q4**	FY24 Q4	Growth %	FY23 Q4
Average exchange rate for conversion from ZAR to $	***17.87***	*18.47*	*(3%)*	*18.74*	***17.87***	*18.47*	*(3%)*	*18.74*
Net Revenue								
Merchant	**811 626**	545 131	49%	528 968	**44 395**	29 376	*51%*	28 225
Enterprise	**190 001**	228 164	(15%)	106 417	**10 396**	12 283	*(15%)*	5 678
Consumer	**509 834**	353 066	44%	308 989	**27 911**	19 020	47%	16 487
Total Net Segment revenue	**1 511 461**	1 126 361	34%	944 374	**82 702**	60 679	*36%*	50 390
Not allocated to segments	**-**	-	n/m	-	**-**	-	n/m	107 649
Eliminations	**(12 740)**	(109 867)	(88%)	-	(697)	(5 907)	*(88%)*	-
Total Net Revenue	**1 498 721**	1 016 494	47%	944 374	**82 005**	54 772	*50%*	50 390
Segment EBITDA								
Merchant	**186 701**	136 236	37%	158 496	**10 219**	7 343	39%	8 457
Enterprise	**15 309**	9 235	66%	(9 989)	**823**	500	65%	-
Consumer	**161 880**	78 529	106%	39 993	**8 878**	4 227	110%	2 134
Total segment EBITDA	**363 890**	224 000	62%	188 500	**19 920**	12 070	65%	10 058
Group costs	**(58 311)**	(33 643)	73%	(42 356)	**(3 202)**	(1 812)	77%	(2 260)
Group Adjusted EBITDA	**306 579**	190 357	61%	146 144	**16 718**	10 258	63%	7 798
Once-off items	**(238 974)**	(31 047)	670%	(1 199)	**(13 227)**	(1 684)	685%	(64)
Stock-based compensation charges	**(37 157)**	(41 912)	(11%)	(25 376)	**(2 032)**	(2 258)	(10%)	(1 354)
Depreciation & amortization	**(55 045)**	(47 271)	16%	(41 303)	**(2 997)**	(2 548)	18%	(2 203)
PPA amortization	**(141 588)**	(67 891)	109%	(67 266)	**(7 796)**	(3 657)	113%	(3 590)
Interest adjustment	**(5 055)**	-	n/m	-	**(283)**	-	n/m	-
Impairment loss	**(334 929)**	-	n/m	(131 921)	**(18 863)**	-	n/m	(7 039)
Unrealized Loss FV for currency adjustments	**1 377**	3 390	(59%)	(3 355)	**79**	184	(57%)	(179)
Operating income (loss)	**(505 792)**	5,626	(9 090%)	(124 276)	**(28 401)**	295	(9 727%)	(6 631)
Interest income	**11 761**	13 587	(13%)	10 945	**644**	732	(12%)	584
Interest expense	**(82 051)**	(85 786)	(4%)	(96 687)	**(4 470)**	(4 620)	(3%)	(5 159)
Reversal of (allowance) of EMI doubtful debt	**-**	-	n/m	-	**-**	-	n/m	-
Loss on disposal of equity-accounted investment	**-**	-	n/m	(225)	**-**	-	n/m	(12)
Gain related to fair value adjustment to currency options	**-**	-	n/m	-	**-**	-	n/m	-
Gain on disposal of equity securities	**-**	-	n/m	-	**-**	-	n/m	-
Change in fair value of equity securities	**(101 377)**	-	n/m	-	**(5 676)**	-	n/m	-
(Loss)/Income before income taxes benefit (expense)	**(677 459)**	(66 573)	918%	(210 243)	**(37 903)**	(3 593)	955%	(11 218)

Segmental EBITDA analysis for the year

For the twelve months ended June 30	ZAR				USD			
	FY25	FY24	Growth %	FY23	**FY25**	FY24	Growth %	FY23
Average exchange rate for conversion from ZAR to $	***17.90***	*18.68*	*(4%)*	*17.94*	***17.90***	*18.68*	*(4%)*	*17.94*
Net Revenue								
Merchant	**2 995 106**	2 049 294	46%	2 039 415	**202 264**	109 607	85%	149 842
Enterprise	**651 265**	719 306	(9%)	580 644	**35 850**	38 456	(7%)	(7 431)
Consumer	**1 744 429**	1 294 632	35%	1 126 650	**96 008**	69 211	39%	62 801
Total Net Segment revenue	**5 390 800**	4 063 232	33%	3 746 709	**334 122**	217 274	54%	205 212
Not allocated to segments	**-**	-	-	-	**-**	-	-	-
Eliminations	**(99 447)**	(218 166)	(54%)	(33 153)	**(5 461)**	(11 676)	(53%)	-
Total Net revenue	**5 291 353**	3 845 066	38%	3 713 556	**328 661**	205 598	60%	205 212
Segment EBITDA								
Merchant	**657 177**	545 472	20%	565 038	**36 195**	29 170	24%	32 264
Enterprise	**23 724**	54 924	(57%)	13 778	**1 287**	2 931	(56%)	-
Consumer	**435 193**	237 362	83%	30 049	**23 949**	12 679	89%	1 675
Total segment EBITDA	**1 116 094**	837 758	33%	608 865	**61 431**	44 780	37%	33 939
Group costs	**(193 853)**	(146 815)	32%	(163 415)	**(10 743)**	(7 844)	37%	(9 109)
Group Adjusted EBITDA	**922 241**	690 943	33%	445 450	**50 688**	36 936	37%	24 830
Once-off items	**(321 900)**	(34 538)	832%	(34 479)	**(17 826)**	(1 853)	862%	(1 922)
Stock-based compensation charges	**(173 470)**	(148 001)	17%	(131 123)	**(9 550)**	(7 911)	21%	(7 309)
Depreciation & amortization	**(224 480)**	(172 861)	30%	(155 846)	**(12 337)**	(9 246)	33%	(8 536)
PPA amortization	**(387 817)**	(269 709)	44%	(269 063)	**(21 384)**	(14 419)	48%	(15 149)
Interest adjustment	**39 923**	-	n/m	-	**2 195**	-	n/m	-
Impairment loss	**(334 929)**	-	n/m	(126 280)	**(18 863)**	-	n/m	(7 039)
Unrealized Loss FV for currency adjustments	**(473)**	1 421	(133%)	(3 983)	**(23)**	83	(128%)	(222)
Operating income (loss)	**(480 905)**	67 255	(815%)	(275 324)	**(27 100)**	3 590	(855%)	(15 347)
Interest income	**47 108**	42 896	10%	33 243	**2 596**	2 294	13%	1 853
Interest expense	**(389 882)**	(354 048)	10%	(333 092)	**(21 453)**	(18 932)	13%	(18 567)
Reversal of (allowance) of EMI doubtful debt	**-**	4 741	n/m	-	**-**	250	(100%)	-
Loss on disposal of equity-accounted investment	**(2 886)**	-	n/m	(3 678)	**(161)**	-	n/m	(205)
Gain related to fair value adjustment to currency options	**-**	-	n/m	-	**-**	-	n/m	-
Gain on disposal of equity securities	**-**	-	n/m	-	**-**	-	n/m	-
Change in fair value of equity securities	**(1 089 871)**	-	n/m	-	**(59 828)**		n/m	-
(Loss)/Income before income taxes benefit (expense)	**(1 916 436)**	(239 156)	701%	(578 851)	**(105 946)**	(12 798)	728%	(32 266)

Net Revenue | Quarterly

Consistent execution | Continue to deliver on both growth and profitability

Group Net Revenue


47% yoy
R909m
R499m
R139m
R291m
(R19m)
Q1
R969m
R510m
R182m
R313m
(R36m)
Q2
R951m
R496m
R170m
R338m
(R53m)
Q3
R1 016m
R545m
R228m
R353m
(R110m)
Q4
FY24
R1 056m
R547m
R186m
R378m
(R55m)
Q1
R1 380m
R854m
R130m
R411m
(R15m)
Q2
R1 357m
R782m
R145m
R446m
(R16m)
Q3
R1 499m
R812m
R190m
R510m
(R13m)
Q4
FY25
Lesaka
Merchant
Consumer
Enterprise
Eliminations
R18.71
R18.71
R18.88
R18.47
R17.72
R17.85
R18.40
R17.87
USD/ZAR exchange rate

Totals might not precisely match because of rounding.

Group Adjusted EBITDA (loss) Quarterly

Consistent execution | Continue to deliver on both growth and profitability


Group Adjusted EBITDA (loss)[3]
61% YoY
R40m
R59m
R58m
R117m
R125m
R146m
R150m
R168m
R183m
R190m
R168m
R212m
R237m
R306m
R22m
R127m
R127m
R130m
R154m
R143m
R149m
R129m
R140m
R140m
R136m
R136m
R185m
R150m
R187m
(R105m)
(R30m)
(R127m)
(R19m)
(R67m)
(R19m)
(R67m)
(R32m)
(R39m)
R3m
(R40m)
R23m
(R41m)
R40m
(R42m)
R40m
(R34m)
R48m
$1m
R71m
$1m
R79m
(R34m)
R79m
(R53m)
R78m
(R50m)
R3m
R117m
(R33m)
R162
(R58m)
Q3
Q4 Reported[1]
Q4 Adjusted[1]
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
• Consumer Segment Adj. EBITDA • Merchant Segment Adj. EBITDA • Enterprise • Group costs • Group Adj. EBITDA • Connect FY22 Q4 contribution prior to acquisition (1-14 April 2022)
FY22
FY23
FY24
FY25
R15.61
R15.56
R15.56
R17.13
R17.52
R17.93
R18.74
R18.71
R18.71
R18.88
R18.47
R17.72
R17.85
R18.40
R17.87
USD/ZAR exchange rate

Growth rates reflected on a ZAR basis.

1. FY22 Q4 reported includes Pre-existing Lesaka for the full quarter and Connect Group from April 14, 2022 to June 30, 2022.
FY22 Q4 adjusted includes an estimate of additional revenue and EBITDA that would have been reported if the Connect Group was acquired at the start of FY22 Q4, 01 April 2022.

2. Segment Adjusted EBITDA is a defined term and is before Group Costs. Refer to Appendix for a full reconciliation of Net Income to EBITDA.

3. FY23 Enterprise Division is included in the Merchant Division EBITDA.

Sums may not add due to rounding.

Use of non-GAAP measures

U.S. securities laws require that when we publish any non-GAAP measures. we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. We have received requests from investors and analysts to provide additional details regarding our reported results, and we provide these non-GAAP measures to enhance our own evaluation. as well as our investors' and analysts' understanding. of our financial performance. Management has provided its outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and excludes certain revenue and charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure is not available without unreasonable effort.

Defined terms – non-GAAP measures

Segment Adjusted EBITDA (loss)	The Company evaluates segment performance based on segment earnings before interest, tax, depreciation and amortization ("EBITDA"), adjusted for items mentioned in the next sentence ("Segment Adjusted EBITDA"), the Company's reportable segments' measure of profit or loss. The Company is working on obtaining a separate lending facility to fund a portion of its Consumer lending during the twelve months ended June 30, 2025. The Company has included an intercompany interest expense in its Consumer Segment Adjusted EBITDA for the three and nine months ended March 31, 2025. The Company does not allocate once-off items, stock-based compensation charges, depreciation and amortization, impairment of goodwill or other intangible assets, other items (including gains or losses on disposal of investments, fair value adjustments to equity securities), interest income, certain interest expense, income tax expense or loss from equity-accounted investments to its reportable segments. Group costs generally include: employee related costs in relation to employees specifically hired for group roles and related directly to managing the US-listed entity; expenditures related to compliance with the Sarbanes-Oxley Act of 2002; non-employee directors' fees; legal fees; group and US-listed related audit fees; and directors and officer's insurance premiums.
Group Adjusted EBITDA (loss)	Group Adjusted EBITDA is net loss before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on disposal of equity-accounted investments), loss from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued. Group Adjusted EBITDA margin is Group Adjusted EBITDA divided by revenue.
Adjusted earnings and Adjusted earnings per share	Adjusted earnings and Adjusted earnings per share is GAAP net loss and loss per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued. Adjusted earnings and Adjusted earnings per share for fiscal 2025 also includes adjustments related to the changes in the fair value of equity securities (net of deferred tax), impairment loss related to goodwill and intangible assets, an adjustment for deferred tax adjustments to the valuation allowance for a subsidiary which released its valuation allowance related to net operating losses in full during Q4 2025, loss on disposal of equity-accounted investments and intangible asset amortization, net related to non-controlling interests. Adjusted earnings and Adjusted earnings per share for fiscal 2024 also includes an impairment loss related to an equity-accounted investment, unrealized currency loss related to our non-core business which we are in the process of winding down and a reversal of allowance for doubtful loan receivable. Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor's understanding, of our financial performance. Attachment A presents the reconciliation between GAAP net loss attributable to Lesaka and these non-GAAP measures.
Net Revenue	This eliminates the effect of changes in revenue mix between agency and principal sales of airtime, electricity and other products, which can be material. Net Revenue is calculated as GAAP Revenue less: • the cost of prepaid airtime vouchers sold by us and • commissions paid to third parties selling all other agency-based products (including pinless airtime, electricity and other products) provided through our distribution channels

Reconciliation of non-GAAP measures | Quarterly

	FY25 Q4 ZAR'000	FY24 Q4 ZAR'000	FY23 Q4 ZAR'000	FY25 Q4 $'000	FY24 Q4 $'000	FY23 Q4 $'000
Average exchange rate for conversion from ZAR to $	***17.87***	*18.47*	*18.74*	***17.87***	*18.47*	*18.74*
Loss attributable to Lesaka - GAAP	**(514 693)**	(93 201)	(223 192)	**(28 770)**	(5 035)	(11 909)
Net income attributable to non-controlling interest	**3 172**	-	-	**178**	-	-
Net loss	**(517 865)**	(93 201)	(223 192)	**(28 948)**	(5 035)	(11 909)
(Earnings) from equity accounted investments	**(449)**	(743)	47 509	**(25)**	(40)	2 535
Net loss before earnings from equity-accounted investments	**(518 314)**	(93 944)	(175 683)	**(28 973)**	(5 075)	(9 374)
Income tax (benefit) expense	**(159 145)**	27 371	(34 560)	**(8 930)**	1 482	(1 844)
Loss before income tax expense	**(677 459)**	(66 573)	(210 243)	**(37 903)**	(3 593)	(11 218)
Reversal of (allowance) of EMI doubtful debt	**-**	-	-	**-**	-	-
Loss on disposal of equity-accounted investment	**-**	-	225	**-**	-	12
Impairment loss	**334 929**	-	131 921	**18 863**	-	7 039
Change in fair value of equity securities	**101 377**	-	-	**5 676**	-	-
Unrealized (gain) loss FV for currency adjustments	**(1 377)**	(3 390)	3 355	**(79)**	(184)	179
Operating income (loss) after PPA amortization and net interest (non-GAAP)	**(242 530)**	(69 963)	(74 742)	**(13 443)**	(3 777)	(3 988)
PPA amortization (amortization of acquired intangible assets)	**141 588**	67 891	67 266	**7 796**	3 657	3 590
Operating income/(loss) before PPA amortization after net interest (non-GAAP)	**(100 942)**	(2 072)	(7 476)	**(5 647)**	(120)	(398)
Interest expense	**82 051**	85 786	96 687	**4 470**	4 620	5 159
Interest income	**(11 761)**	(13 587)	(10 945)	**(644)**	(732)	(584)
Operating income/(loss) before PPA amortization and net interest (non-GAAP)	**(30 652)**	70 127	78 266	**(1 821)**	3 768	4 177
Interest adjustment	**5 055**	-	-	**283**	-	-
Depreciation and amortization (excluding amortization of acquired intangibles)	**55 045**	47 271	41 303	**2 997**	2 548	2 203
Stock-based compensation charges	**37 157**	41 912	25 376	**2 032**	2 258	1 354
Once-off items	**238 974**	31 047	1 199	**13 227**	1 684	64
Group Adjusted EBITDA (Non-GAAP)	**305 579**	190 357	146 144	**16 718**	10 258	7 798

Reconciliation of non-GAAP measures | Yearly

	FY25 ZAR'000	FY24 ZAR'000	FY23 ZAR'000	FY25 $'000	FY24 $'000	FY23 $'000
Average exchange rate for conversion from ZAR to $	***17.90***	*18.68*	*17.94*	***17.90***	*18.68*	*17.94*
Loss attributable to Lesaka – GAAP	**(1 583 747)**	(326 070)	(629 227)	**(87 504)**	(17 440)	(35 074)
Net income attributable to non-controlling interest	**2 307**	-	-	**130**	-	-
Net loss	**(1 586 054)**	(326 070)	(629 227)	**(87 634)**	(17 440)	(35 074)
(Earnings) from equity accounted investments	**(2 035)**	24 298	91 799	**(114)**	1 279	5 117
Net loss before earnings from equity-accounted investments	**(1 588 089)**	(301 772)	(537 428)	**(87 748)**	(16 161)	(29 957)
Income tax (benefit) expense	**(328 347)**	62 616	(41 423)	**(18 198)**	3 363	(2 309)
Loss before income tax expense	**(1 916 436)**	(239 156)	(578 851)	**(105 946)**	(12 798)	(32 266)
Reversal of (allowance) of EMI doubtful debt	**-**	(4 741)	-	**-**	(250)	-
Loss on disposal of equity-accounted investment	**2 886**	-	3 678	**161**	-	205
Impairment loss	**334 929**	-	126 280	**18 863**	-	7 039
Change in fair value of equity securities	**1 089 871**	-	-	**59 828**	-	-
Unrealized (gain) loss FV for currency adjustments	**473**	(1 421)	3 983	**23**	(83)	222
Operating income (loss) after PPA amortization and net interest (non-GAAP)	**(488 277)**	(245 318)	(444 910)	**(27 071)**	(13 131)	(24 800)
PPA amortization (amortization of acquired intangible assets)	**387 817**	269 709	269 063	**21 384**	14 419	15 149
Operating income/(loss) before PPA amortization after net interest (non-GAAP)	**(100 460)**	24 391	(175 847)	**(5 687)**	1 288	(9 651)
Interest expense	**389 882**	354 048	333 092	**21 453**	18 932	18 567
Interest income	**(47 108)**	(42 896)	(33 243)	**(2 596)**	(2 294)	(1 853)
Operating income/(loss) before PPA amortization and net interest (non-GAAP)	**242 314**	335 543	124 002	**13 170**	17 926	7 063
Interest adjustment	**(39 923)**	-	-	**(2 195)**	-	-
Depreciation and amortization (excluding amortization of acquired intangibles)	**224 480**	172 861	155 846	**12 337**	9 246	8 536
Stock-based compensation charges	**173 470**	148 001	131 123	**9 550**	7 911	7 309
Once-off items (refer to slide 43)	**321 900**	34 538	34 479	**17 826**	1 853	1 922
Group Adjusted EBITDA (Non-GAAP)	**922 241**	690 943	445 450	**50 688**	36 936	24 830

Reconciliation of non-GAAP measures Adjusted Earnings & EPS (ZAR)

Adjusted Earnings ZAR

	FY25 Q4	Adj. EPS	FY24 Q4	Adj. EPS	FY23 Q4	Adj. EPS	FY25	Adj. EPS	FY24	Adj. EPS	FY23	Adj. EPS
Net loss attributable to Lesaka (GAAP)	(514 693)	(6.33)	(93 201)	(1.44)	(223 192)	(3.50)	(1 583 747)	(19.49)	(326 070)	(5.07)	(629 227)	(9.89)
Change in fair value of equity securities	101 377		-		-		897 634		-		-	
Intangible asset amortization, net of tax	103 359		49 563		49 104		279 522		196 875		196 990	
Release of valuation allowance related to EPFS deferred tax asset	(209 894)		(6 362)		(36 801)		(226 576)		(17 000)		(26 874)	
Stock-based compensation charge	37 157		39 482		25 376		173 470		145 571		131 123	
Transaction-related costs	237 741		31 047		975		324 175		52 192		15 159	
Impairment loss	326 195		-		131 921		326 195		-		126 280	
Other	1 233		-		5 079		(2 275)		-		19 393	
Loss on sale of equity method investment	-		-		225		2 886		-		3 678	
Intangible asset amortization, net related to non-controlling interest	(2 091)		-		-		(5 097)		-		-	
Impairment of equity method investments	-		-		-		-		22 084		19 913	
Reversal of allowance for doubtful EMI loans receivable	-		-		-		-		(4 741)		-	
(Income recognized) Expenses incurred related to closure of legacy businesses	-		-		-		-		(17 648)		7 086	
Change in tax rate	-		-		-		-		-		(23 304)	
Adjusted earnings (non-GAAP)	80 384	0.99	20 529	0.32	(47 313)	(0.74)	186 187	2.29	51 263	0.80	(159 783)	(2.51)

Notes

Adjusted earnings (loss) and adjusted earnings (loss) per share are non-GAAP measures. Refer to Appendix for a full reconciliation of non-GAAP measures. Items adjusted for comprises: Change in fair value of equity securities (net), intangible asset amortization (net), stock-based compensation charges, transaction costs, indirect taxes provision release, net loss on disposal of equity-accounted investments, income recognized related to closure of legacy businesses, and other items. ***From FY25 Q4 onwards, the adjusted earnings definition now includes all adjustment as described and the adjustment of deferred tax assets recognized.***

Reconciliation of non-GAAP measures Adjusted Earnings & EPS (USD)

Adjusted Earnings USD

	FY25 Q4	Adj. EPS	FY24 Q4	Adj. EPS	FY23 Q4	Adj. EPS	FY25	Adj. EPS	FY24	Adj. EPS	FY23	Adj. EPS
Net loss attributable to Lesaka (GAAP)	(28 770)	(0.35)	(5 035)	(0.08)	(11 909)	(0.19)	(87 504)	(1.14)	(17 440)	(0.27)	(35 074)	(0.55)
Change in fair value of equity securities	5 676		-		-		49 294		-		-	
Intangible asset amortization, net of tax	5 691		2 670		2 621		15 610		10 543		10 981	
Release of valuation allowance related to EPFS deferred tax asset	(11 741)		(342)		(1 964)		(12 665)		(906)		(1 498)	
Stock-based compensation charge	2 032		2 258		1 354		9 550		7 911		7 309	
Transaction-related costs	13 158		1 684		52		17 953		2 805		845	
Impairment loss	18 371		-		7 039		18 371		-		7 039	
Other	69		-		271		(127)		-		1 081	
Loss on sale of equity method investment	-		-		12		161		-		205	
Intangible asset amortization, net related to non-controlling interest	(117)		-		-		(282)		-		-	
Impairment of equity method investments	-		-		-		-		1 167		1 110	
Reversal of allowance for doubtful EMI loans receivable	-		-		-		-		(250)		-	
(Income recognized) Expenses incurred related to closure of legacy businesses	-		-		-		-		(952)		395	
Change in tax rate	-		-		-		-		-		(1 299)	
Adjusted earnings (non-GAAP)	4 369	0.05	1 235	0.02	(2 524)	(0.04)	10 361	0.13	2 878	0.04	(8 906)	(0.14)

Notes:
Adjusted earnings (loss) and adjusted earnings (loss) per share are non-GAAP measures. Refer to Appendix for a full reconciliation of non-GAAP measures. Items adjusted for comprises: Change in fair value of equity securities (net), intangible asset amortization (net), stock-based compensation charges, transaction costs, indirect taxes provision release, net loss on disposal of equity-accounted investments, income recognized related to closure of legacy businesses, and other items. ***From FY25 Q4 onwards, the adjusted earnings definition now includes all adjustment as described and the adjustment of deferred tax assets recognized.***

Once-off items | Quarterly and for the year

The table below presents the components of once-off items for the periods presented:

	ZAR'000			$'000		
For the quarter	FY25 Q4	FY24 Q4	FY23 Q4	FY25 Q4	FY24 Q4	FY23 Q4
Average exchange rate for conversion from ZAR to $	***17.87***	*18.47*	*18.74*	***17.87***	*18.47*	*18.74*
Transaction costs	**3 192**	443	1 086	**173**	24	58
Transaction costs related to Adumo, Recharger, and Bank Zero acquisitions and certain compensation costs	**234 549**	30 604	-	**12 985**	1 660	-
Separation of employee expense	**-**	-	1 481	**-**	-	79
(Income recognized) Expenses incurred related to closure of legacy businesses	**-**	-	4 574	**-**	-	244
Non-recurring revenue not allocated to segments	**-**	-	(27 532)	**-**	-	(1 469)
Employee misappropriation of company funds	**-**	-	21 590	**-**	-	1 152
Indirect taxes expense	**1 233**	-	-	**69**	-	-
Total once-off items	**238 974**	**31 047**	**1 199**	**13 227**	**1 684**	**64**

	ZAR'000			$'000		
For the year	FY25	FY24	FY23	FY25	FY24	FY23
Average exchange rate for conversion from ZAR to $	***17.90***	*18.68*	*17.94*	***17.90***	*18.68*	*17.94*
Transaction costs	**32 817**	9 032	15 075	**1 794**	480	850
Transaction costs related to Adumo, Recharger, and Bank Zero acquisitions and certain compensation costs	**291 358**	43 154	-	**16 159**	2 325	-
Separation of employee expense	**-**	-	4 763	**-**	-	262
(Income recognized) Expenses incurred related to closure of legacy businesses	**-**	(17 648)	11 341	**-**	(952)	639
Non-recurring revenue not allocated to segments	**-**	-	(27 532)	**-**	-	(1 469)
Employee misappropriation of company funds	**-**	-	22 487	**-**	-	1 202
Indirect taxes expense	**(2 275)**	-	7 854	**(127)**	-	438
Total once-off items	**321 900**	**34 538**	**33 988**	**17 826**	**1 853**	**1 922**

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued. The transactions can span multiple quarters, for instance in fiscal 2025 we incurred significant transaction costs related to the acquisition of Adumo over several quarters and the transactions are generally non-recurring.

Outlook on stock-based compensation charges

Stock-based compensation charges (in ZAR m)



11 255
8 761
25 000
10 676
48 331
70 794
15 989
51 054
80 958
35 465
39 005
99 000
73 343
57 349
75 343
4 129
57 594
F22
F23
F24
F25
F26e
F27e
F28e
LTIP
Connect acquisition
Exec sign on

- Current level of SBC reflects higher amounts due to senior executive sign-on that will vest over the next year (by the end of FY26) linked to performance
- FY24 and FY25 increase relates to appointment of executive chairman
- Long-term incentive plan ("LTIP") awards are indicative of the continued run-rate cost
  - Medium to long term run rate normalizes over time
- Long-term stock-based costs are largely linked to share option values and accrue based on value creation
  - Options included have a strike price ranging from $6 per share to $14 per share
  - Restricted stock awards with a vesting target price of $7.60 during fiscal 2028

Lesaka

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